Supermicro Announces Completion of Review by Independent Special Committee

Special Committee, supported by outside counsel Cooley LLP and forensic accounting firm Secretariat Advisors, LLC, finds no evidence of misconduct on the part of management or the Board of Directors and that the Audit Committee acted independently

No restatement of reported financials expected

Board adopts recommendations of the Special Committee and appoints new Chief Accounting Officer, approves the transition to a new CFO and authorizes additional executive hires, along with other measures to strengthen the Company

SAN JOSE, CA – December 2, 2024 – Super Micro Computer, Inc. (Nasdaq: SMCI) (the “Company”), a Total IT Solution Provider for AI, Cloud, Storage, and 5G/Edge, today announced that the independent Special Committee formed by the Company’s Board of Directors has completed its review (the “Review”). As announced on August 30, 2024, the Board of Directors formed this committee in response to information that was brought to the attention of its Audit Committee.

Among its findings, the independent Special Committee determined that the resignation of the Company’s former registered public accounting firm, Ernst & Young LLP (“EY”) and the conclusions EY stated in its resignation letter were not supported by the facts examined in the Review, the Special Committee’s interim findings reported to EY on October 2, 2024, or the Special Committee’s final findings.

Key Findings of the Special Committee

On November 5, 2024, the Company announced that the Special Committee’s investigation preliminarily found that the Audit Committee had acted independently and that there was no evidence of fraud or misconduct on the part of management or the Board of Directors. The Special Committee’s final findings support those initial findings, and the Company is now disclosing the details of the Review, along with measures recommended by the Special Committee.

The Special Committee’s investigation was intended to assess whether the information brought to the Audit Committee’s attention by EY, and certain other matters identified during the Review, raised substantial concerns about (i) the integrity of the Company’s senior management and Audit Committee, (ii) the commitment of the Company’s senior management and Audit Committee to ensuring that the Company’s financial statements are materially accurate, (iii) the Audit Committee’s independence and ability to provide proper oversight over matters relating to financial reporting, and (iv) the tone at the top of the Company with regard to rehiring certain former employees and financial reporting.

The Special Committee’s key findings are summarized as follows:

•Management and Audit Committee integrity: The evidence reviewed by the Special Committee did not raise any substantial concerns about the integrity of Supermicro’s senior management or Audit Committee, or their commitment to ensuring that the Company’s financial statements are materially accurate.
•Audit Committee independence: As to the matters investigated by the Special Committee, the Audit Committee demonstrated appropriate independence and generally provided proper oversight over matters relating to financial reporting. The Special Committee also had no reservations about the independence of the Audit Committee and each of its members.
•Appropriate tone at the top: With respect to the rehiring of former employees, the tone at the top of the Company was appropriate and fully consistent with a commitment to proper financial reporting and legal compliance.

Formation of the Special Committee and the Process of Its Investigation

In late July 2024, EY communicated to the Audit Committee concerns about certain matters related to governance, transparency, and the Company’s internal control over financial reporting. In response, the Board appointed a new director to the Board and formed the Special Committee to review these matters. The Special Committee engaged independent outside counsel Cooley LLP and forensic accounting firm Secretariat Advisors, LLC to aid in an investigation on behalf of and at the direction of the Special Committee.

Specifically, as part of its review, the Special Committee investigated issues related to:

•Rehiring certain employees who resigned in 2018 following an investigation in 2017 by the Audit Committee regarding sales and revenue recognition practices (the “2017 Audit Committee Investigation”).
•Current sales and revenue recognition practices, particularly around quarter-ends, as well as with respect to merchandise returns and warranties.
•Export control matters related to prevention of sales or diversion to restricted countries.
•Related party disclosures.

The Special Committee is comprised of Susie Giordano, an independent member of Supermicro’s Board of Directors. Mrs. Giordano, an experienced attorney, joined the Board in August 2024 specifically to lead the Special Committee’s efforts to review the matters outlined above, independent from any existing Directors. Mrs. Giordano has over 25 years of experience advising management and boards of directors, as well as extensive management experience at some of the world’s leading technology companies.

The Special Committee’s rigorous investigation took over three months, with independent counsel devoting over 9,000 hours and the Secretariat forensic accounting team over 2,500 hours for the Review. As part of that process, the following investigative actions were taken:

•Extensive document collection, review, and analysis of roughly 4.1 terabytes of data, consisting of over 9 million documents from 89 individuals and an additional hard drive collection.
•Conducted 68 witness interviews of current and former employees, management, advisors, and Board members.

•The Special Committee employed more than 50 attorneys from Cooley and outside contract review attorneys, and employed a team of forensic accounting specialists from Secretariat.
•Extensive meetings with Deloitte and EY, the Company’s former auditors.
The Special Committee has confirmed that the Company cooperated fully, and that the Company, Board, and the Audit Committee promptly complied with all requests for information, documentary evidence, and access to relevant witnesses.
Detailed Findings for the Specific Issues Investigated by the Special Committee
Rehiring employees
•The investigation focused on the rehiring of nine individuals, either as employees or as independent contractors, who had previously resigned from the Company following the 2017 Audit Committee Investigation.
•The Special Committee regarded the lack of any finding in the 2017 Audit Committee Investigation that these individuals had engaged in conduct that was intended to cause the Company’s financial results to be misstated as an important factor in assessing the Company’s decision to rehire them.
•The Company’s decision to rehire certain individuals was the product of reasonable business judgment.
•The Company generally had appropriate processes for rehiring these individuals and ensuring proper guardrails were in place.
•There were, however, lapses, including in ensuring guardrails were always in place and observed. The Special Committee determined that, because the Company’s Chief Financial Officer/Chief Compliance Officer (CFO/CCO) had primary responsibility for the process of rehiring these employees, he had primary responsibility for process lapses.
oThe Special Committee found no evidence indicating that any process lapse resulted from bad faith, improper motives, or lack of regard for accurate financial reporting or compliance, on the part of the CFO/CCO or anyone else.
oThese lapses included instances of not promptly informing the Company’s Audit Committee and/or independent auditor of certain rehires or plans to rehire some of these former employees, including not informing EY prior to entering in June 2024 into a now terminated consulting arrangement with the Company’s former CFO, who had resigned following the 2017 Audit Committee Investigation.
•The Special Committee found certain instances where the documentation, tracking, training, and instructions around appropriate guardrails were inconsistent or vague.

Revenue recognition and sales practices
•Based on a thorough review of 52 sales transactions from April 1, 2023 to June 30, 2024, including two sales transactions specifically designated by EY, the Special Committee did not disagree with any of the Company’s revenue recognition conclusions for any quarter during this period.

•The Special Committee reviewed underlying sales transaction information (including sales orders, purchase orders, shipping documents, payment information, and the Company’s revenue recognition determinations), discussed transactions with accounting personnel, and conducted email reviews as appropriate. The sample was focused on sales that included large dollar amounts, involvement of rehires, discussions with now former auditors, customers with high sales concentrations at quarter ends, and/or changes in delivery dates.
•The Review also examined merchandise returns and warranty practices to assess if there was any pattern or practice of shipping non-working or incomplete products near quarter ends.
•Based on its investigation, the Special Committee did not disagree with the Company’s revenue recognition conclusions. Additionally, the Special Committee did not find evidence of a pattern or practice of the Company shipping incomplete products at or near quarter ends to recognize revenue.
•The evidence reviewed by the Special Committee did not give rise to any substantial concerns about the integrity of Supermicro’s senior management or Audit Committee, or their commitment to ensuring that the Company’s financial statements are materially accurate.
•The Audit Committee demonstrated appropriate independence and generally provided proper oversight over matters relating to financial reporting.

Export control matters
•The Special Committee also reviewed 11 specific export transactions noted by EY. The Review focused on whether, at the time of shipment, transactions complied with relevant U.S. export laws and regulations. The Special Committee also reviewed certain allegations of export control violations contained in a short-seller report released on August 27, 2024 (the “Short Seller Report”).
•The Special Committee relied in part on work conducted as part of the Company’s regular compliance processes by outside counsel and on a separate export control review recently conducted by other outside counsel. In addition, the Special Committee investigated sales data from these transactions and conducted a targeted email review and collection of documents from 34 individuals.
•The Special Committee did not see any evidence suggesting that anyone at the Company tried to circumvent export control regulations or restrictions, or that anyone at the Company was aware that any of its products might be diverted to a prohibited end user or location. The Special Committee also did not identify products that were sold to Russian customers or shipped to Russia in violation of export controls or sanctions laws that were in place when products were shipped.
•Based on its Review, the Special Committee concluded it appears the Company has implemented a reasonable program for compliance with applicable export control regulations.

Related party disclosures
•The Special Committee also reviewed the Company’s disclosures regarding related parties in light of allegations in the Short Seller Report.

•The Special Committee concluded that, with respect to the related parties identified in the Short Seller Report, they were (i) previously fully disclosed as required, (ii) not required to be disclosed by applicable disclosure obligations or (iii) in one case, the party became a related party during fiscal year 2024 and will be fully disclosed in the Company’s annual report on Form 10-K when filed.

Measures Recommended by the Special Committee

As a result of these findings, the Special Committee recommended that the Company take the following measures to strengthen the Company’s governance and support the dynamic growth of the business operations:

•Transition to a new Chief Financial Officer: In light of the Company’s rapid recent growth and the Company’s ambition for future growth, the Company should appoint at the soonest practicable time a new CFO with extensive experience working as a senior finance professional at a large public company.
•Appoint a Chief Accounting Officer: The Company should appoint a Chief Accounting Officer, which will create an additional layer of accounting standards and oversight.
•Appoint a Chief Compliance Officer: The Special Committee found that the Company’s ability to properly oversee and monitor guardrails related to the rehired employees was impacted because the CFO/CCO functions were combined longer than anticipated. It recommended that the Company promptly appoint a separate Chief Compliance Officer.
•Appoint a General Counsel and Expand the Legal Department: The Company should appoint a General Counsel and expand the number of in-house attorneys to a level commensurate for a company of Supermicro’s size and complexity, particularly in light of its recent rapid growth and future growth ambitions.
•Improve Training and Guardrail Monitoring: The Company should further invest in its systems and processes to track all (i) training that is not currently included in its computerized tracking, and (ii) guardrail monitoring and reporting.
•Improve Training and Guardrail Review: The Company should evaluate its training program regarding sales and revenue recognition policies and practices, including the appropriate role of accounting personnel in the sales transaction process, as well as streamline and revise its current active guardrails to remove unintended ambiguity from monitoring.

Company Adopts All of the Special Committee Recommendations

The Board has adopted all of the Special Committee’s recommendations. To address the Special Committee’s recommendations, and being mindful of the Company’s rapid business growth over the past two years in helping to lead the AI revolution, the Board has instructed management to add additional experienced, senior talent commensurate with the Company’s size and complexity today and to prepare for its future growth.

Specifically, the Board’s action in adopting all of the Special Committee’s recommendations includes the following updates and planned measures:
•The Company has begun a process to search for a new Chief Financial Officer. David Weigand will continue to serve as the Company’s CFO until the Board has named his successor.

•Additionally, the Company is accelerating its search for a Chief Compliance Officer and for a General Counsel.
•Kenneth Cheung has been appointed Chief Accounting Officer. Mr. Cheung is currently the Vice President of Finance and Corporate Controller of Supermicro and previously served as the Vice President of Operations at the Company.
•The Company will continue expanding and enhancing its training programs as part of its commitment to continuous improvements in its financial controls and compliance processes.

Current Financials

As announced on November 18, 2024, in its compliance plan to Nasdaq, the Company believes it will be able to complete its Annual Report on Form 10-K for the year ended June 30, 2024, and its Quarterly Report on 10-Q for the fiscal quarter ended September 30, 2024 and become current with its periodic reports within the discretionary period available to the Nasdaq staff to grant.

As previously disclosed, the Company does not anticipate any restatements of its quarterly reports for the fiscal year 2024 ended June 30, 2024, or for prior fiscal years.

Cautionary Statement Regarding Forward Looking Statements

Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate, among other things, to (i) the actions the Company will take to adopt and address the Special Committee’s recommendations, (ii) the timing for the Company’s completion of its Annual Report on Form 10-K for the year ended June 30, 2024, and its Quarterly Report on 10-Q for the fiscal quarter ended September 30, 2024 and becoming current with its periodic reports, and (iii) the Company’s anticipation that it will not have any restatements of its quarterly reports for the fiscal year 2024 ended June 30, 2024 or for prior fiscal years. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings.

About Super Micro Computer, Inc.

Supermicro (NASDAQ: SMCI) is a global leader in Application-Optimized Total IT Solutions. Founded and operating in San Jose, California, Supermicro is committed to delivering first to market innovation for Enterprise, Cloud, AI, and 5G Telco/Edge IT Infrastructure. We are a Total IT Solutions provider with server, AI, storage, IoT, switch systems, software, and support services. Supermicro’s motherboard, power, and chassis design expertise further enable our development and production, enabling next generation innovation from cloud to edge for our global customers. Our products are designed and manufactured in-house (in the US, Taiwan, and the Netherlands), leveraging global operations for scale and efficiency and optimized to improve TCO and reduce environmental impact (Green Computing). The award-winning portfolio of Server Building Block Solutions® allows customers to optimize for their exact workload and application by selecting from a broad family of systems built from our flexible and reusable building blocks that support a comprehensive set of form factors, processors, memory, GPUs, storage, networking, power, and cooling solutions (air-conditioned, free air cooling or liquid cooling).

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